UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2022

LEET TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55053	46-3590850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

805, 8th Floor, Menara Mutiara Majestic,

Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia

(Address of principal executive offices) (zip code)

+603 7783 1636

(Registrant’s telephone number, including area code)

_______________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 4, 2022 (the “Issue Date”), Leet Technology Inc. (the “Company”) entered into a Securities Purchase Agreement dated as of November 4, 2022 (the “SPA”), by and between the Company and 1800 Diagonal Lending LLC, a Virginia limited liability company (the “Investor”). Pursuant to the SPA, among other things, the Company agreed to issue to the Investor a convertible note in the principal amount of $113,300.00 (the “Note” and together with the SPA, the “Agreements”). The Note contains an original issue discount amount of $10,300.00, legal fees payable to Investor’s legal counsel of $2,000.00 and to Investor a due diligence fee of $1,000.00.

The Note accrues interest at an annual interest rate of 8% and a default rate of 22%, and matures on November 4, 2024 (the “Maturity Date”). The Investor may convert the Note into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), 180 days after the Issue Date until the later of (i) Maturity Date and (ii) the date the Company pays any amounts owed in connection with an event of default. The per share conversion price into which the Note is convertible into shares of Common Stock (the “Conversion Price”) is 75% multiplied by the average of the lowest three closing bid prices for the Common Stock during the ten trading days ending on the last trading day prior to the conversion date.

The Company has the right to prepay the outstanding principal amount of the Note, plus any accrued interest on the outstanding principal (including any default interest) at a rate of (x) 110% during the period ending 60 days after the Issue Date, (y) 115% during the period between 61 days and 180 days after the Issue Date and (z) 120% during the period between 180 days and 730 days after the Issue Date.

The foregoing description of the Securities Purchase Agreement, the Note and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Securities Purchase Agreement and the Note which are included in this Current Report as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the disclosures under Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Description:

10.1	Securities Purchase Agreement, dated November 4, 2022
10.2	Convertible Promissory Note, dated November 4, 2022
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEET TECHNOLOGY INC.

Date: November 10, 2022	By:	/s/ Ding Jung, LONG
Chief Executive Officer

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